SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

VERITAS Software Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26247 (Commission File Number)	77-0507675 (IRS Employer Identification No.)

350 Ellis Street, Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On March 31, 2005, VERITAS Software Corporation (the “Company”) issued a press release announcing that the filing of its 2004 Form 10-K will be delayed beyond the March 31, 2005 extended filing date in order to provide its auditor, KPMG LLP, additional time to complete documentation and related audit procedures in connection with the assessment of the Company’s internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 and the rules of the Public Company Accounting Oversight Board. A copy of the press release is attached as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated by reference herein. The information set forth in this Item 2.02 of this Current Report on Form 10-K, including the information contained in Exhibit 99.01, shall be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.01	Press release entitled “VERITAS Software Delays Filing of Form 10-K for the Period Ending December 31, 2004,” dated March 31, 2005, announcing a continued delay in the filing of VERITAS Software Corporation’s Form 10-K for the fiscal year ended December 31, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITAS Software Corporation
/s/ Edwin J. Gillis
Edwin J. Gillis
Date: March 31, 2005	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Title or Description
99.01	Press release entitled “VERITAS Software Delays Filing of Form 10-K for the Period Ending December 31, 2004,” dated March 31, 2005, announcing a continued delay in the filing of VERITAS Software Corporation’s Form 10-K for the fiscal year ended December 31, 2004.